                                                                 CC US LLP DRAFT
                                                                      05/12/2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-12

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
                MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
                      MORGAN STANLEY HIGH YIELD FUND, INC.
                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                     THE LATIN AMERICAN DISCOVERY FUND, INC.
                             THE MALAYSIA FUND, INC.
                               THE THAI FUND, INC.
                        THE TURKISH INVESTMENT FUND, INC.

--------------------------------------------------------------------------------
              (Names of Registrants as Specified in Their Charters)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         ------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         ------------------------------------

    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ------------------------------------

    (4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------

    (5)  Total fee paid:
                         -------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
                                 -----------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:
                                                       -------------------------

    (3)  Filing Party:
                       ---------------------------------------------------------
    (4)  Date Filed:
                     -----------------------------------------------------------

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
                MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
                      MORGAN STANLEY HIGH YIELD FUND, INC.
                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                     THE LATIN AMERICAN DISCOVERY FUND, INC.
                             THE MALAYSIA FUND, INC.
                               THE THAI FUND, INC.
                        THE TURKISH INVESTMENT FUND, INC.
                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of each of the Funds listed above (each a "Fund" and collectively, the "Funds") will be held on Tuesday, June 21, 2005, at the office of Morgan Stanley Investment
Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York
10020 at the following times:

CONFERENCE ROOM 1
  Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD") ..........   8:00 a.m.
  Morgan Stanley Global Opportunity Bond Fund, Inc. ("MGB") ........   8:00 a.m.
  The Turkish Investment Fund, Inc. ("TKF") ........................   8:20 a.m.
  Morgan Stanley Eastern Europe Fund, Inc. ("RNE") .................   8:20 a.m.
  Morgan Stanley India Investment Fund, Inc. ("IIF") ...............   8:40 a.m.
CONFERENCE ROOM 2
  Morgan Stanley Asia-Pacific Fund, Inc. ("APF") ...................   8:00 a.m.
  Morgan Stanley Emerging Markets Fund, Inc. ("MSF") ...............   8:00 a.m.
  The Latin American Discovery Fund, Inc. ("LDF") ..................   8:20 a.m.
CONFERENCE ROOM 3
  The Thai Fund, Inc. ("TTF") ......................................   8:00 a.m.
  The Malaysia Fund, Inc. ("MF") ...................................   8:00 a.m.
  Morgan Stanley High Yield Fund, Inc. ("MSY") .....................   8:20 a.m.

     The Meetings are being held for the following purposes:

     1.   To elect Directors of the Funds.

     2.   To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

     Only stockholders of record of a particular Fund at the close of business on April 28, 2005, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

                                                    MARY E. MULLIN
                                                    Secretary

Dated: May 19, 2005

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     IF YOU DO NOT EXPECT TO ATTEND THE MEETING(S) FOR YOUR FUND(S), PLEASE SIGN
AND PROMPTLY RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE OR VOTE BY TELEPHONE AS INDICATED IN EACH FUND'S PROXY CARD. IN ORDER
TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK
YOUR COOPERATION IN MAILING IN YOUR PROXY CARD(S) OR VOTING BY TELEPHONE
PROMPTLY.
--------------------------------------------------------------------------------

                 MORGAN STANLEY ASIA-PACIFIC FUND, INC. ("APF")
                MORGAN STANLEY EASTERN EUROPE FUND, INC. ("RNE")
             MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ("MSD")
               MORGAN STANLEY EMERGING MARKETS FUND, INC. ("MSF")
            MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC. ("MGB")
                  MORGAN STANLEY HIGH YIELD FUND, INC. ("MSY")
               MORGAN STANLEY INDIA INVESTMENT FUND, INC. ("IIF")
                 THE LATIN AMERICAN DISCOVERY FUND, INC. ("LDF")
                         THE MALAYSIA FUND, INC. ("MF")
                           THE THAI FUND, INC. ("TTF")
                    THE TURKISH INVESTMENT FUND, INC. ("TKF")
                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                              ---------------------
                              JOINT PROXY STATEMENT
                              ---------------------

     This statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the Funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the
Board of Directors for use at the Annual Meeting of Stockholders of each Fund
(each a "Meeting" and collectively, the "Meetings") to be held on Tuesday, June
21, 2005, at the principal executive office of the investment adviser for each
Fund, Morgan Stanley Investment Management Inc. (hereinafter "MSIM" or the
"Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020.
It is expected that the Notice of Annual Meetings, Joint Proxy Statement and
Proxy Card(s) will first be mailed to stockholders on or about May 19, 2005. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of
Stockholders.

     If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the
Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for
Directors of that Fund.

     The Board has fixed the close of business on April 28, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:

                                        2

  APF ......................................................   35,538,670 shares
  RNE ......................................................   3,586,281 shares
  MSD ......................................................   22,046,681 shares
  MSF ......................................................   17,893,944 shares
  MGB ......................................................   4,195,582 shares
  MSY ......................................................   11,700,448 shares
  IIF ......................................................   16,000,168 shares
  LDF ......................................................   8,997,238 shares
  MF .......................................................   9,687,235 shares
  TTF ......................................................   13,278,753 shares
  TKF ......................................................   5,620,433 shares

     The expense of solicitation will be borne by the Funds and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the
Funds, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Funds to solicit Proxy
Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $3,500, plus out-of-pocket expenses, per Fund.

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS
FISCAL YEAR ENDED DECEMBER 31, 2004 (OCTOBER 31, 2004 FOR TKF) TO ANY
STOCKHOLDER OF SUCH FUND REQUESTING SUCH REPORT. REQUESTS FOR ANNUAL AND/OR
SEMI-ANNUAL REPORTS SHOULD BE MADE IN WRITING TO THE RESPECTIVE FUND, C/O
JPMORGAN INVESTOR SERVICES CO., P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798,
OR BY CALLING 1-800-221-6726.

     Morgan Stanley Investment Management Inc. serves as the Funds'
administrator. JPMorgan Investor Services Co. also provides administrative services to the Funds. The business address of JPMorgan Investor Services Co. is
73 Tremont Street, Boston, Massachusetts 02108-2798.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to potentially avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns record shares in two or more of the Funds will receive a package containing a Joint
Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a
Proxy Card for each Fund in which such stockholder is a beneficial owner. If the proposed election of Directors is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone as indicated in each Fund's Proxy Card.

     THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS AS SET FORTH IN PROPOSAL NO. 1
OF THE NOTICE OF ANNUAL MEETINGS.

                                        3

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meetings, stockholders will be asked to consider the election of
Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the stockholders, for the election of:

     (i)  Joseph J. Kearns, Michael Nugent and Fergus Reid as Class I Directors
          for a term expiring in 2008, for all Funds except for IIF; and

     (ii) Gaetan Bouic and Ravindranath Santosh Kumar Hazareesing as Class II
          Directors for a term expiring in 2008 for IIF.

     Pursuant to each Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. With respect to all Funds other than IIF, Class I currently consists of Joseph J. Kearns, Michael Nugent and Fergus Reid. Class II currently consists of Michael Bozic, Charles A.
Fiumefreddo and Edwin J. Garn. Class III currently consists of Wayne E. Hedien,
James F. Higgins and Dr. Manuel H. Johnson. Only the Directors in Class I are
being considered for election at this Meeting with respect to all Funds other than IIF. With respect to IIF, Class I currently consists of Fergus Reid and
Ronald E. Robison. Class II currently consists of Gaetan Bouic and Ravindranath
Santosh Kumar Hazareesing. Class III currently consists of Joseph J. Kearns and
Marie Joseph Raymond La Musse. Only the Directors currently in Class II are being considered for election at this Meeting with respect to IIF.

     Pursuant to each Fund's By-Laws, each Director holds office until (i) the expiration of his or her term and until his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the Articles of Incorporation. Each officer of the Funds will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of each Fund has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. The Audit Committee provides assistance to the full Board of Directors with respect to the engagement of independent accountants and the qualifications, independence and performance of the independent accountants. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on each
Fund's financial operations. The Audit Committees of the Funds (other than TKF)
met six times during the fiscal year ended December 31, 2004. The Audit
Committee of TKF met seven times during the fiscal year ended October 31, 2004.

     The members of the Audit Committee of each Fund other than IIF are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson,
Joseph J. Kearns, Michael Nugent and Fergus Reid. The members of IIF's Audit
Committee are currently Gaetan Bouic, Joseph J. Kearns, Ravindranath Santosh
Kumar Hazareesing, Marie Joseph Raymond La Musse and Fergus Reid. None of the
members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of any of the Funds (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent

                                        4

Director is also "independent" from each Fund as defined under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The current Chairman of the Audit Committee of all of the Funds other than IIF is Dr. Manuel H. Johnson.
The current Chairman of the Audit Committee of IIF is Joseph J. Kearns.

     The Board of Directors of each Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the
Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any committees of the Board and oversees periodic evaluations of the Fund's Board and its committees. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Fund, which was attached to the proxy statement for the Fund distributed in 2004. The members of the Governance
Committee of each Fund other than IIF are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The members of IIF's
Governance Committee are currently Gaetan Bouic, Joseph J. Kearns, Marie Joseph
Raymond La Musse and Fergus Reid, each of whom is an Independent Director. The current Chairman of each Governance Committee is Fergus Reid. Each Fund's
Governance Committee met one time during the fiscal year ended December 31, 2004
(October 31, 2004 for TKF).

     None of the Funds has a separate nominating committee. While each Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Directors, the Board of Directors of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors.
Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn,
Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and
Fergus Reid, for all Funds other than IIF and Gaetan Bouic, Joseph J. Kearns,
Ravindranath Santosh Kumar Hazareesing, Marie Joseph Raymond La Musse and Fergus
Reid for IIF) participates in the election and nomination of candidates for election as Independent Directors for the respective Funds for which the
Independent Director serves. Persons recommended by each Fund's Governance
Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the
Fund, including, when applicable, to enhance the ability of committees of the
Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the
Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below.

     There were 26 meetings of the Board of Directors of each Fund (other than
IIF and TKF) held during the fiscal year ended December 31, 2004. The Board of
Directors of IIF met four times during the fiscal year ended December 31, 2004.
The Board of Directors of TKF met 29 times during the fiscal year ended October
31, 2004. The Independent Directors of each of the Funds (other than IIF) also met four during that time, in addition to the meetings of the full Boards. For the 2004 fiscal year, each current Director

                                        5

attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such
Director was a member of the Board. For annual or special stockholder meetings,
Directors may but are not required to attend the meetings; and for each Fund's last annual stockholder meeting, no Directors attended the meeting.

STOCKHOLDER COMMUNICATIONS

     Stockholders may send communications to each Fund's Board of Directors.
Stockholders should send communications intended for each Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director below. Other stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the
Boards only at management's discretion based on the matters contained therein.

     Each of the nominees for Director has consented to be named in this Joint
Proxy Statement and to serve as a Director of the Funds if elected. The Board of
Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, Proxy Cards will be voted for such persons as the Board of Directors of the Fund may recommend.

                                        6

INFORMATION REGARDING DIRECTORS AND NOMINEE DIRECTORS

     Certain information regarding the Directors of the Funds and nominees for election as Directors is set forth below:

INTERESTED DIRECTORS



                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                             TERM OF                                           COMPLEX
                                           OFFICE AND                                         OVERSEEN   OTHER DIRECTORSHIPS HELD
                              POSITION(S)   LENGTH OF                                        BY DIRECTOR       BY DIRECTOR
                               HELD WITH      TIME        PRINCIPAL OCCUPATION(S) DURING     OR NOMINEE         OR NOMINEE
    NAME, ADDRESS, AND AGE       FUNDS      SERVED**              PAST FIVE YEARS           FOR DIRECTOR       FOR DIRECTOR
---------------------------- ------------ ----------- ------------------------------------- ------------ ---------------------------

Charles A. Fiumefreddo* (72) Class II     Since 2003  Chairman and Director or Trustee of       197      None.
c/o Morgan Stanley Trust     Director                 the funds advised by Morgan Stanley
Harborside Financial Center, and                      Investment Advisors Inc. (the "Retail
Plaza Two,                   Chairman                 Funds") (since July 1991) and various
Jersey City, NJ 07311        of the                   U.S. registered investment companies
                             Board of                 managed by MSIM (since July 2003);
                             each of the              formerly Chief Executive Officer of
                             Funds                    the Retail Funds (until September
                             (except                  2002).
                             IIF)

James F. Higgins* (57)       Class III    Since 2003  Director or Trustee of the Retail         197      Director of AXA Financial,
c/o Morgan Stanley Trust     Director of              Funds (since June 2000) and various                Inc. and The Equitable Life
Harborside Financial Center, each of the              U.S. registered investment companies               Assurance Society of the
Plaza Two,                   Funds                    managed by MSIM (since July 2003);                 United States (financial
Jersey City, NJ 07311        (except                  Senior Advisor of Morgan Stanley                   services).
                             IIF)                     (since August 2000); Director of
                                                      Morgan Stanley Distributors Inc. and
                                                      Dean Witter Realty Inc.; previously
                                                      President and Chief Operating Officer
                                                      of the Private Client Group of
                                                      Morgan Stanley (May 1999-August
                                                      2000), and President and Chief
                                                      Operating Officer of Individual
                                                      Securities of Morgan Stanley
                                                      (February 1997-May 1999).

Ronald E. Robison+* (66)     Class I      Since 2001  Principal Executive Officer of Funds        1      None.
1221 Avenue of the Americas  Director of              in the Fund Complex (since May 2003);
New York, New York 10020     IIF only                 Managing Director of Morgan Stanley &
                                                      Co. Incorporated, MSIM and Morgan
                                                      Stanley; Managing Director, Chief
                                                      Administrative Officer and Director of
                                                      Morgan Stanley Investment Advisors
                                                      Inc. and Morgan Stanley Services
                                                      Company Inc.; Director of Morgan
                                                      Stanley Trust; Managing Director and
                                                      Director of Morgan Stanley
                                                      Distributors Inc.; Executive Vice
                                                      President and Principal Executive
                                                      Officer of various U.S. registered
                                                      investment companies managed by MSIM
                                                      (since July 2003) and the Retail Funds
                                                      (since April 2003); Director of Morgan
                                                      Stanley SICAV (since May 2004);
                                                      previously President and Director of
                                                      the Retail Funds (March 2001 -- July
                                                      2003) and Chief Global Operations
                                                      Officer and Managing Director of MSIM.

----------------
+    Nominee for election as a Director of IIF only.
*    "Interested person" of the Fund within the meaning of the 1940 Act. Mr.
     Fiumefreddo is the former Chairman, Chief Executive Officer and Director of
     Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Manager. Mr. Higgins is Senior
     Advisor to Morgan Stanley, of which the Manager is a subsidiary. Mr.
     Robison is a Managing Director of Morgan Stanley & Co. Incorporated, MSIM
     and Morgan Stanley.
**   Each class of Directors has a term of office of three years.

                                        7

INDEPENDENT DIRECTORS



                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                              TERM OF                                            COMPLEX
                                            OFFICE AND                                          OVERSEEN    OTHER DIRECTORSHIPS HELD
                              POSITION(S)    LENGTH OF                                         BY DIRECTO         BY DIRECTOR
                               HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING     OR NOMINEE          OR NOMINEE
    NAME, ADDRESS, AND AGE       FUNDS       SERVED**               PAST FIVE YEARS           FOR DIRECTO         FOR DIRECTOR
---------------------------- ------------- ----------- -------------------------------------- ------------ -------------------------

Gaetan Bouic+ (68)           Class II      Since 2001  Chairman and Director of Executive           1      None.
Coast Road                   Director of               Services Limited; formerly Finance
Poste Lafayette, Mauritius   IIF only                  Director of UBP Limited Group
                                                       (building materials); Chairman of the
                                                       Listing Committee of the Stock
                                                       Exchange of Mauritius; Chairman of
                                                       Mauritius Venture Capital Fund Ltd.;
                                                       President of the Joint Economic
                                                       Council; and Chairman of the Stock
                                                       Exchange of Mauritius.

Michael Bozic (64)           Class II      Since 2003  Private investor; Director or Trustee      197      Director of various
c/o Kramer Levin             Director of               of the Retail Funds (since April 1994)              business organizations.
Naftalis & Frankel LLP       each of the               and various U.S. registered investment
1177 Avenue of the Americas  Funds                     companies managed by MSIM (since
New York, NY 10036           (except                   July 2003); formerly Vice Chairman of
                             IIF)                      Kmart Corporation (December
                                                       1998-October 2000), Chairman and
                                                       Chief Executive Officer of Levitz
                                                       Furniture Corporation (November
                                                       1995-November 1998) and President
                                                       and Chief Executive Officer of Hills
                                                       Department Stores (May 1991-July
                                                       1995); formerly variously Chairman,
                                                       Chief Executive Officer, President and
                                                       Chief Operating Officer (1987-1991)
                                                       of the Sears Merchandise Group of
                                                       Sears, Roebuck & Co.

Edwin J. Garn (72)           Class II      Since 2003  Consultant; Director or Trustee of the     197      Director of Franklin
1031 North Chartwell Court   Director of               Retail Funds (since January 1993) and               Covey (time management
Salt Lake City, UT 84103     each of the               various U.S. registered investment                  systems), BMW Bank of
                             Funds                     companies managed by MSIM (since                    North America, Inc.
                             (except                   July 2003); member of the Utah                      (industrial loan
                             IIF)                      Regional Advisory Board of Pacific                  corporation), Escrow Bank
                                                       Corp.; formerly Managing Director of                USA (industrial loa
                                                       Summit Ventures LLC (2000-2004);                    corporation), Unite
                                                       United States Senator (R-Utah)                      Space Alliance (joi
                                                       (1974-1992) and Chairman, Senate                    venture between Loc
                                                       Banking Committee (1980-1986),                      Martin and the Boei
                                                       Mayor of Salt Lake City, Utah                       Company) and Nuskin
                                                       (1971-1974), Astronaut, Space Shuttle               Asia Pacific (multi
                                                       Discovery (April 12-19, 1985), and                  marketing); member
                                                       Vice Chairman, Huntsman                             board of various ci
                                                       Corporation (chemical company).                     charitable organiza

Ravindranath Santosh Kumar   Class II      Since 2003  Self-employed Management                     1      None.
Hazareesing + (55)           Director of               Consultant.
Morcellement St Andrews --   IIF only
Rose Hill, Mauritius

-------------------
+    Nominee for election as a Director of one or more Funds at the Meetings.
**   Each class of Directors has a term of office of three years.

                                        8



                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                             TERM OF                                             COMPLEX
                                           OFFICE AND                                           OVERSEEN      OTHER DIRECTORSHIPS
                              POSITION(S)   LENGTH OF                                          BY DIRECTOR      HELD BY DIRECTOR
                               HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING     OR NOMINEE          OR NOMINEE
    NAME, ADDRESS, AND AGE       FUNDS      SERVED**               PAST FIVE YEARS            FOR DIRECTOR        FOR DIRECTOR
---------------------------- ------------ ----------- --------------------------------------- ------------ -------------------------

Wayne E. Hedien (71)         Class III    Since 2003  Retired; Director or Trustee of the         197      Director of The PMI
c/o Kramer Levin             Director of              Retail Funds (since September 1997)                  Group Inc. (private
Naftalis & Frankel LLP       each of the              and various U.S. registered investment               mortgage insurance);
1177 Avenue of the Americas  Funds                    companies managed by MSIM (since                     Trustee and Vice
New York, NY 10036           (except                  July 2003); formerly associated with                 Chairman of The Field
                             IIF)                     the Allstate Companies (1966-1994),                  Museum of Natural
                                                      most recently as Chairman of The                     History; Director
                                                      Allstate Corporation (March                          various other bus
                                                      1993-December 1994) and Chairman                     charitable organi
                                                      and Chief Executive Officer of its
                                                      wholly owned subsidiary, Allstate
                                                      Insurance Company (July
                                                      1989-December 1994).
Dr. Manuel H. Johnson (56)   Class III    Since 2003  Senior Partner, Johnson Smick               197      Director of NVR, Inc.
c/o Johnson Smick            Director of              International, Inc., a consulting firm;              (home construction);
Group Inc.                   each of the              Chairman of the Audit Committee                      Director of KFX Energy;
888 16th Street, N.W.        Funds                    and Director or Trustee of the Retail                Director of RBS
Suite 740                    (except                  Funds (since July 1991) and various                  Greenwich Capital
Washington, D.C. 20006       IIF)                     U.S. registered investment companies                 Holdings (financial
                                                      managed by MSIM (since July 2003);                   holding company).
                                                      Co-Chairman and a founder of the
                                                      Group of Seven Council (G7C), an
                                                      international economic commission;
                                                      formerly Vice Chairman of the Board
                                                      of Governors of the Federal Reserve
                                                      System and Assistant Secretary of the
                                                      U.S. Treasury.
Joseph J. Kearns + (62)      Class I      Since 2003  President, Kearns & Associates LLC          198      Director of Electro Rent
c/o Kearns & Associates LLC  Director of              (investment consulting); Deputy                      Corporation (equipment
PMB 754                      each of the              Chairman of the Audit Committee                      leasing), The Ford Family
23852 Pacific Coast Highway  Funds                    and Director or Trustee of the Retail                Foundation and the
Malibu, California 90265     (except                  Funds (since July 2003) and various                  UCLA Foundation.
                             IIF) since               U.S. registered investment companies
                             2001; Class              managed by MSIM (since August
                             III                      1994); previously Chairman of the
                             Director of              Audit Committee of various U.S.
                             IIF                      registered investment companies
                                                      managed by MSIM (October
                                                      2001-July 2003); formerly Chief
                                                      Financial Officer of The J. Paul Getty
                                                      Trust.
Marie Joseph Raymond La      Class III    Since 2001  Director of The India Media, Internet        1       None.
Musse (70)                   Director of              and Communications Fund Ltd.,
Le Belvedere                 IIF only                 Southern Cross Hotel Ltd., Jean
Rue La Hausse de la Louviere                          Vaulbert de Chantily Ltd. (consumer
Floreal, Mauritius                                    goods) and Grandville Ltee (property
                                                      holding company); formerly Partner of
                                                      LaMusse Sek Sum (accounting).
Michael Nugent + (69)        Class I      Since 2001  General Partner of Triumph Capital,         197      Director of various
c/o Triumph Capital, L.P.    Director of              L.P., a private investment partnership;              business organizations.
445 Park Avenue              each of the              Chairman of the Insurance Committee
New York, New York 10022     Funds                    and Director or Trustee of the Retail
                             (except                  Funds (since July 1991) and various
                             IIF)                     U.S. registered investment companies
                                                      managed by MSIM (since July 2001);
                                                      formerly Vice President, Bankers
                                                      Trust Company and BT Capital
                                                      Corporation (1984-1988).


----------------
+    Nominee for election as a Director of one or more Funds at the Meetings.
**   Each class of Directors has a term of office of three years.

                                        9



                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                             TERM OF                                              COMPLEX
                                           OFFICE AND                                            OVERSEEN      OTHER DIRECTORSHIPS
                             POSITION(S)    LENGTH OF                                           BY DIRECTOR      HELD BY DIRECTOR
                              HELD WITH       TIME          PRINCIPAL OCCUPATION(S) DURING      OR NOMINEE         OR NOMINEE
   NAME, ADDRESS, AND AGE       FUNDS       SERVED**                PAST FIVE YEARS            FOR DIRECTOR       FOR DIRECTOR
--------------------------- ------------- ------------ -------------------------------------- -------------- -----------------------

Fergus Reid + (72)          Class I       Since 2000   Chairman of Lumelite Plastics               198       Trustee and Director of
c/o Lumelite Plastics       Director of                Corporation; Chairman of the                          certain investment
Corporation                 each of the                Governance Committee and Director                     companies in the
85 Charles Colman Boulevard Funds                      or Trustee of the Retail Funds (since                 JPMorgan Funds complex
Pawling, New York 12564                                July 2003) and various U.S. registered                managed by J.P. Morgan
                                                       investment companies managed by                       Investment Managem
                                                       MSIM (since June 1992).                               Inc.


----------
+    Nominee for election as a Director of one or more Funds at the Meetings.
**   Each class of Directors has a term of office of three years.

     No director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Manager, or a person directly or indirectly controlling, controlled by, or under common control with the Manager.

     Certain information regarding the officers of the Funds is set forth below:



                                 POSITION(S) HELD
                               WITH THE FUNDS, AND
                                  LENGTH OF TIME
    NAME, ADDRESS AND AGE             SERVED                       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------- --------------------- ----------------------------------------------------------------------------

Mitchell Merin* (51)          President of the      President and Chief Operating Officer of MSIM; President, Director and
1221 Avenue of the Americas   Funds since 2003      Chief Executive Officer of Morgan Stanley Investment Advisors Inc. and
New York, NY 10020                                  Morgan Stanley Services Company Inc.; Chairman and Director of Morgan
                                                    Stanley Distributors Inc.; Chairman and Director of Morgan Stanley Trust;
                                                    Director of various Morgan Stanley subsidiaries; President of Morgan
                                                    Stanley Investments LP (since February 2003); President of various U.S.
                                                    registered investment companies managed by MSIM (since July 2003) and the Retail Funds (since May 1999); Trustee (since July 2003) and President
                                                    (since December 2002) of the Van Kampen Closed-End Funds; Trustee
                                                    (since May 1999) and President (since October 2002) of the Van Kampen
                                                    Open-End Funds.

Ronald E. Robison* (66)       Executive Vice        Principal Executive Officer of Funds in the Fund Complex (since May 2003);
1221 Avenue of the Americas   President and         Managing Director of Morgan Stanley & Co. Incorporated, MSIM and
New York, New York 10020      Principal Executive   Morgan Stanley; Managing Director, Chief Administrative Officer and
                              Officer of the        Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                              Funds since 2003      Services Company Inc.; Director of Morgan Stanley Trust; Managing
                                                    Director and Director of Morgan Stanley Distributors Inc.; Executive Vice
                                                    President and Principal Executive Officer of various U.S. registered investment companies managed by MSIM (since July 2003) and the Retail
                                                    Funds (since April 2003); Director of Morgan Stanley SICAV (since May
                                                    2004); previously President and Director of the Retail Funds (March 2001 --
                                                    July 2003) and Chief Global Operations Officer and Managing Director of
                                                    MSIM.

Joseph J. McAlinden* (61)     Vice President of     Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the Americas   the Funds since       Investment Advisors Inc. and MSIM; Director of Morgan Stanley Trust;
New York, New York 10020      2003                  Chief Investment Officer of the Van Kampen Funds; Vice President of
                                                    various U.S. registered investment companies managed by MSIM (since July
                                                    2003) and the Retail Funds (since July 1995).


--------------
*    "Interested person" of the Funds within the meaning of the 1940 Act.
     Messrs. Merin, Robison, McAlinden, Fink and Garrett, and Ms. Doberman,
     Chang and Mullin are officers of the Manager.

                                       10



                                   POSITION(S) HELD
                                  WITH THE FUNDS, AND
                                    LENGTH OF TIME
      NAME, ADDRESS AND AGE             SERVED                       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------- -------------------- ----------------------------------------------------------------------------

Barry Fink* (49)                 Vice President of    General Counsel (since May 2000) and Managing Director (since December
1221 Avenue of the Americas      the Funds since      2000) of Morgan Stanley Investment Management; Managing Director (since
New York, New York 10020         2003                 December 2000), Secretary (since February 1997) and Director (since July
                                                      1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                      Services Company Inc.; Vice President of the Retail Funds and various U.S.
                                                      registered investment companies managed by MSIM (since July 2003);
                                                      Managing Director, Secretary and Director of Morgan Stanley Distributors
                                                      Inc.; previously Secretary (February 1997-July 2003) and General Counsel
                                                      (February 1997-April 2004) of the Retail Funds; Vice President and
                                                      Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and
                                                      Morgan Stanley Services (February 1997-December 2001).

Amy R. Doberman* (43)            Vice President of    Managing Director and General Counsel, U.S. Investment Management;
1221 Avenue of the Americas      the Funds since      Managing Director of MSIM and Morgan Stanley Investment Advisors Inc.
New York, New York 10020         2004                 (since July 2004); Vice President of the Retail Funds and various U.S.
                                                      registered investment companies managed by MSIM (since July 2004); Vice
                                                      President of the Van Kampen Funds (since August 2004); previously
                                                      Managing Director and General Counsel--Americas, UBS Global Asset
                                                      Management (July 2000-July 2004) and General Counsel, Aeltus Investment
                                                      Management, Inc. (January 1997-July 2000).

Carsten Otto* (43)               Chief Compliance     Executive Director and U.S. Director of Compliance for Morgan Stanley
1221 Avenue of the Americas      Officer of the       Investment Management Inc. (since October 2004); Executive Director of
New York, New York 10020         Funds since 2004     Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment
                                                      Management Inc.; formerly Assistant Secretary and Assistant General
                                                      Counsel of the Retail Funds.

Stefanie V. Chang* (38)          Vice President of    Executive Director of Morgan Stanley & Co. Incorporated, MSIM and
1221 Avenue of the Americas      the Funds since      Morgan Stanley Investment Advisors Inc.; Vice President of various U.S.
New York, New York 10020         1997                 registered investment companies managed by MSIM (since December 1997)
                                                      and the Retail Funds (since July 2003); formerly practiced law with the New
                                                      York law firm of Rogers & Wells (now Clifford Chance US LLP).

Mary E. Mullin* (38)             Secretary of the     Executive Director of Morgan Stanley & Co. Incorporated, MSIM and
1221 Avenue of the Americas      Funds since 1999     Morgan Stanley Investment Advisors Inc.; Secretary of various U.S.
New York, New York 10020                              registered investment companies managed by MSIM (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New
                                                      York law firms of McDermott, Will & Emery and Skadden, Arps, Slate,
                                                      Meagher & Flom LLP.

James W. Garrett* (35)           Treasurer of the     Head of Global Fund Administration of Morgan Stanley Investment
1221 Avenue of the Americas      Funds since 2002     Management; Executive Director of Morgan Stanley & Co. Incorporated and
New York, NY 10020               and Chief            MSIM; Treasurer (since February 2002) and Chief Financial Officer (since
                                 Financial Officer    July 2003) of various U.S. registered investment companies managed by
                                 of the Funds since   MSIM; previously with PriceWaterhouse LLP (now PricewaterhouseCoopers
                                 2003                 LLP).

Michael Leary (38)               Assistant            Assistant Director and Vice President of Fund Administration, JPMorgan
JPMorgan Investor Services Co.   Treasurer of the     Investor Services Co. (formerly Chase Global Funds Services Company);
73 Tremont Street                Funds since 2003     formerly Audit Manager at Ernst & Young LLP.
Boston, Massachusetts 02108


----------
*    "Interested person" of the Funds within the meaning of the 1940 Act.
     Messrs. Merin, Robison, McAlinden, Fink and Garrett, and Ms. Doberman,
     Chang and Mullin are officers of the Manager.

     The following tables set forth information regarding the dollar ranges of beneficial ownership of shares in each Fund and in certain registered investment companies, including the Funds, managed by the Manager or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Family of Investment Companies") owned by the Directors of the
Funds and each nominee for election as a Director, as of April 28, 2005. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the relevant Fund's shares as of April 28, 2005.

                                       11

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS



                                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                                               EQUITY SECURITIES IN ALL FUNDS
                                                                                               OVERSEEN OR TO BE OVERSEEN IN
                                                                                                    FAMILY OF INVESTMENT
  NAME OF DIRECTORS      APF     RNE   MSD   MGB   MSY   LDF   TTF   TKF   MF     MSF    IIF          COMPANIES(1)(2)
--------------------- --------- ----- ----- ----- ----- ----- ----- ----- ---- -------- ----- -------------------------------

INTERESTED DIRECTOR
-------------------
Fiumefreddo ......... None      None  None  None  None  None  None  None  None None     None           over $100,000
Higgins ............. None      None  None  None  None  None  None  None  None None     None           over $100,000
Robison ............. None      None  None  None  None  None  None  None  None None     None           over $100,000

INDEPENDENT DIRECTOR
--------------------
Bouic ............... None      None  None  None  None  None  None  None  None None     None               None
Bozic ............... None      None  None  None  None  None  None  None  None None     None           over $100,000
Garn ................ None      None  None  None  None  None  None  None  None None     None           over $100,000
Hazareesing ......... None      None  None  None  None  None  None  None  None None     None               None
Hedien .............. None      None  None  None  None  None  None  None  None None     None           over $100,000
Johnson ............. None      None  None  None  None  None  None  None  None None     None           over $100,000
Kearns(3) ........... None      None  None  None  None  None  None  None  None None     None           over $100,000
La Musse ............ None      None  None  None  None  None  None  None  None None     None               None
Nugent .............. None      None  None  None  None  None  None  None  None None     None           over $100,000
Reid(3) ............. $10,001-  None  None  None  None  None  None  None  None $10,001- None           over $100,000
                      $50,000                                                  $50,000


-------------
(1)  This information has been furnished by each Director and nominee. The dollar values in this table are based upon the market price of the Fund's shares as of April 28, 2005.

(2)  The term "Family of Investment Companies" refers to certain registered investment companies, including the Funds, which are advised by the Manager or an affiliate and are held out to investors as related companies for purposes of investment and investor services.

(3)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or various U.S. registered investment companies managed by MSIM (or portfolios thereof) that are offered as investment options under the plan. As of December 31, 2004, Messrs. Kearns and Reid had deferred a total of $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

COMPENSATION OF DIRECTORS AND OFFICERS

     Certain of the Independent Directors have entered into a deferred fee arrangement (the "Fee Arrangement") with the Funds, pursuant to which such
Director may defer to a later date the receipt of the Director's fees. The deferred fees owed by the Funds are credited to a bookkeeping account maintained by the Funds on behalf of such Director. Through December 31, 2003, such credited amounts accrued income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Funds or (ii) at a rate equal to the prevailing rate applicable to 90-day United
States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method was elected by the Director. Effective April
1, 2004, the Fee Arrangement was modified to allow for amounts deferred pursuant to the Fee Arrangement to accrue income from and after such date (or after the date of credit, for amounts subsequently deferred) in an amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested in the shares of one or more (up to a maximum of four) of 15 funds provided as investment options under the Fee Arrangement and selected by the
Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable by the Funds in cash upon such Director's resignation from the Board of Directors of each Fund in a lump sum or in generally equal annual installments over a period of five years beginning after such Director's separation from service. In the event of a Director's death, remaining amounts

                                       12

payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. In addition, it is possible that there may be accelerated payments of all unpaid amounts in the deferred fee account maintained by the Fund in connection with either a change of control of a Fund or the liquidation, dissolution or winding up of a Fund (or various similar types of events or conditions).

     Set forth on the following page are tables showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director of each Fund by all of the Funds and by other
U.S. registered investment companies advised by MSIM or any investment companies that have an investment adviser that is an affiliated person of MSIM
(collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 2004 (October 31,
2004 for TKF). In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

     The amounts reflected in the following tables include amounts paid by the
Fund Complex for services rendered during the fiscal year ended in 2004 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors and nominees during such fiscal year.



                                                                                                                 TOTAL COMPENSATION
                                                                                                                 FROM FUNDS AND FUND
                                                                                                                   COMPLEX PAID TO
   NAME OF DIRECTORS      APF      RNE     MSD     MSF    MGB    MSY      IIF      LDF      MF     TTF     TKF     DIRECTORS(2)(3)
---------------------- --------- ------- ------- ------- ----- ------- --------- ------- ------- ------- ------ --------------------

INTERESTED DIRECTOR
-------------------
Fiumefreddo(1) .......  $1,151    $291    $569    $722    $84   $208         --   $380    $148    $263    $125        $360,000
Higgins(1) ...........      --      --      --      --     --     --         --     --      --      --      --        $      0
Robison(1) ...........      --      --      --      --     --     --         --     --      --      --      --        $      0

INDEPENDENT DIRECTOR
--------------------
Bouic ................      --      --      --      --     --     --    $10,500     --      --      --      --        $ 10,500
Bozic(4) .............  $  574    $136    $266    $337    $39   $ 97         --   $177    $ 69    $123    $ 58        $178,000
Garn(4) ..............  $  574    $136    $266    $337    $39   $ 97         --   $177    $ 69    $123    $ 58        $178,000
Hazareesing ..........      --      --      --      --     --     --    $10,500     --      --      --      --        $ 10,500
Hedien(4) ............  $  574    $136    $266    $337    $39   $ 97         --   $177    $ 69    $123    $ 58        $178,000
Johnson(4) ...........  $  765    $185    $360    $457    $53   $132         --   $241    $ 94    $167    $ 79        $238,000
Kearns(3) ............  $  660    $163    $319    $405    $47   $117    $ 5,000   $213    $ 83    $148    $ 70        $211,000
La Musse .............      --      --      --      --     --     --    $10,500     --      --      --      --        $ 10,500
Nugent(4) ............  $  669    $160    $313    $397    $46   $114         --   $209    $ 81    $145    $ 69        $208,000
Reid(3) ..............  $  669    $160    $313    $397    $46   $114    $ 5,000   $209    $ 81    $145    $ 69        $213,000


---------------

(1)  "Interested person" of the Fund within the meaning of the 1940 Act. Mr.
     Fiumefreddo receives an annual fee for his services as Chairman of the
     Boards of the Retail Funds and for administrative services provided to the
     Boards of the Retail Funds.

(2)  Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Funds, which are part of the Fund Complex.

(3)  Amounts shown in this table include certain amounts deferred by Messrs.
     Kearns and Reid pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Kearns and Reid, please refer to the table below.

(4)  Messrs. Bozic, Garn, Hedien, Johnson and Nugent are participants in a retirement program adopted by certain of the Retail Funds (the "Adopting
     Funds") pursuant to which they are entitled to retirement payments upon reaching the eligible retirement age. Annual payments are based on factors such as their lengths of service. As of the calendar year ended December
     31, 2004, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,437 and
     $46,871, respectively for Bozic, $28,779 and $46,917, respectively for
     Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson and $35,471 and $61,377, respectively for Nugent.
     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit payment from the liquidation of a fund in the Plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

                                       13

     The following table sets forth information regarding amounts deferred by certain Directors of their aggregate compensation from the Funds and the Fund
Complex, in each case pursuant to the Fee Arrangement described above.



                                                                                               TOTAL DEFERRED COM-
                                                                                               PENSATION FROM FUNDS
 NAME OF DIRECTORS    APF    RNE    MSD     MSF    MGB   MSY   IIF   LDF    MF    TTF    TKF     AND FUND COMPLEX
------------------- ------- ----- ------- ------- ----- ----- ----- ----- ------ ----- ------ ---------------------

Kearns ............  $249    $61   $119    $156    $18   $44    --   $81   $31    $56   $28          $584,856
Reid ..............    --     --     --      --     --    --   $55    --    --     --    --          $667,002


     The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund's By-Laws, except for TTF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the
By-Laws of TTF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the
Meeting.

     THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF THE NOMINEES AS DIRECTORS FOR THAT FUND SET FORTH ABOVE.

                                       14

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at April
28, 2005. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.



                    NAME AND ADDRESS                                 AMOUNT AND NATURE
 FUND              OF BENEFICIAL OWNER                            OF BENEFICIAL OWNERSHIP                    PERCENT OF CLASS
------   --------------------------------------   -------------------------------------------------------   -----------------

APF      Wachovia Corporation                     2,208,116 shares with sole voting power and 2,223,194            6.44%
         One Wachovia Center                      shares with sole dispositive power1
         Charlotte, North Carolina 28288-0137
         Yale University                          3,006,755 shares with sole voting power and sole                 8.30%
         Investments Office                       dispositive power2
         230 Prospect Street
         New Haven, Connecticut 06511-2107

IIF      Morgan Stanley Asset Management Inc.     1,879,306 shares with shared dispositive power3                  5.26%
         1221 Avenue of the Americas
         New York, New York 10020
         Morgan Stanley Group Inc.                325,718 shares with shared voting power and                      6.41%
         1585 Broadway                            2,289,424 shares with shared dispositive power4
         New York, New York 10036

LDF      Phillip Goldstein                        221,591 shares with sole voting power; 10,278 shares             5.56%
         60 Heritage Drive                        with voting power; 504,949 shares with sole
         Pleasantville, NY 10570                  dispositive power5
         Lazard Asset Management LLC              1,223,090 shares with sole voting power and sole                13.47%
         30 Rockefeller Plaza                     dispositive power6
         New York, New York 10112

MGB      Morgan Stanley Group Inc.                667,327 shares with shared voting power and shared              16.10%
         1585 Broadway                            dispositive power7
         New York, New York 10036

MSD      Morgan Stanley & Co. Incorporated        1,163,722 shares with shared voting power and shared             5.40%
         1585 Broadway                            dispositive power8
         New York, New York 10036
         Morgan Stanley Group Inc.                1,178,988 shares with shared voting power and                    8.47%
         1585 Broadway                            1,824,162 shares with shared dispositive power9
         New York, New York 10036

MSF      Morgan Stanley                           504,154 shares with shared voting power and                      5.18%
         1585 Broadway                            1,111,320 shares with shared dispositive power10
         New York, New York 10036
         Lazard Asset Management LLC              2,859,900 shares with sole voting power and sole                15.90%
         30 Rockefeller Plaza                     dispositive power11
         New York, New York 10020

MSY      Morgan Stanley & Co. Incorporated        479,300 shares with shared voting power and shared               5.48%
         1585 Broadway                            dispositive power12
         New York, New York 10036
         Morgan Stanley Group Inc.                481,300 shares with shared voting power and 659,000              7.54%
         1585 Broadway                            shares with shared dispositive power13
         New York, New York 10036

RNE      Bank Morgan Stanley AG                   277,030 shares with shared voting power and shared               5.54%
         Bahnhofstrasse 92/3rd Floor              dispositive power14
         CH-8023
         Zurich
         Switzerland


                                       15



                      NAME AND ADDRESS                                 AMOUNT AND NATURE
 FUND               OF BENEFICIAL OWNER                             OF BENEFICIAL OWNERSHIP                 PERCENT OF CLASS
------ --------------------------------------------- ----------------------------------------------------- -----------------

       City of London Investment Management          303,100 shares with sole voting power and sole               7.92%
       Company Limited                               dispositive power15
       10 Eastcheap
       London EC3M ILX
       England
       Morgan Stanley Group Inc.                     432,689 shares with shared voting power and 568,383         11.36%
       1585 Broadway                                 shares with shared dispositve power16
       New York, New York 10036

TKF    The United Nations Joint Staff Pension Fund   650,000 shares with shared voting power and shared           9.23%
       United Nations, New York 10017                dispositive power17

TTF    Newsgate LLP                                  727,142 shares with sole voting power and sole               5.48%
       One Sound Shore Drive                         dispositive power18
       Greenwich, Connecticut 06830


----------

1    Based on a Schedule 13G filed with the Commission on February 3, 2005.

2    Based on a Schedule 13G/A filed with the Commission on January 24, 2003.

3    Based on a Schedule 13G filed with the Commission on February 14, 1997.

4    Based on a Schedule 13G filed with the Commission on February 14, 1997.

5    Based on a Schedule 13D filed with the Commission on June 28, 2004.

6    Based on a Schedule 13G/A filed with the Commission on February 14, 2005.

7    Based on a Schedule 13G/A filed with the Commission on February 9, 1996.

8    Based on a Schedule 13G/A filed with the Commission on February 7, 1997.

9    Based on a Schedule 13G/A filed with the Commission on February 7, 1997.

10   Based on a Schedule 13G/A filed with the Commission on February 5, 1999.

11   Based on a Schedule 13G/A filed with the Commission on February 14, 2005.

12   Based on a Schedule 13G/A filed with the Commission on February 7, 1997.

13   Based on a Schedule 13G/A filed with the Commission on February 7, 1997.

14   Based on a Schedule 13G/A filed with the Commission on May 30, 1997.

15   Based on a Schedule 13G filed with the Commission on February 12, 2002.

16   Based on a Schedule 13G/A filed with the Commission on May 30, 1997.

17   Fiduciary Trust Company International shares voting and dispositive power with respect to 650,000 shares with its client, The United Nations Joint
     Staff Pension Fund. Based on a Schedule 13G/A filed with the Commission on
     February 3, 1997.

18   Based on a Schedule 13G filed with the Commission on February 4, 2005.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act") requires that each Fund's executive officers and directors, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, directors and greater than
10% beneficial holders complied with all applicable filing requirements.

                                       16

                    AUDIT COMMITTEE REPORTS AND AUDITOR FEES

REPORT OF THE AUDIT COMMITTEE (ALL FUNDS EXCEPT IIF)

     At a meeting held on January 27, 2005, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the
Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2005 (October
31, 2005 for TKF). Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1
(Independence Standards Board Standard No. 1, Independence Discussions with
Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

     Each Fund's financial statements for the fiscal year ended December 31,
2004 (October 31, 2004 for TKF) were audited by Ernst & Young LLP. The Audit
Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each
Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements
on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of
Directors that the audited financial statements for the fiscal year ended
December 31, 2004 (October 31, 2004 for TKF) be included in the Fund's most recent annual report to shareholders and the Fund's annual report filed with the
Securities and Exchange Commission.

                          Dr. Manuel H. Johnson, Chairman of the Audit Committee
                          Joseph J. Kearns, Vice Chairman of the Audit Committee
                          Fergus Reid, Member of the Audit Committee
                          Michael Bozic, Member of the Audit Committee
                          Edwin J. Garn, Member of the Audit Committee
                          Wayne E. Hedien, Member of the Audit Committee

REPORT OF THE AUDIT COMMITTEE OF IIF ONLY

     At a meeting held on April 28, 2005, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the
Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2005. The Audit
Committee has received the written disclosures and the letter from Ernst & Young
LLP required by Independence Standards Board No. 1 (Independence Standards Board
Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to the Fund. The
Fund knows of no direct financial or material indirect financial interest of
Ernst & Young LLP in the Fund.

     The Fund's financial statements for the fiscal year ended December 31, 2004 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst &
Young LLP the matters required to be discussed by Statement on Auditing
Standards No. 61 (Codification of Statements on Auditing Standards, AU Section
380). Based on the foregoing review and discussions, the Audit Committee of the
Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2004 be included in the Fund's most recent annual report to shareholders and the Fund's annual report filed with the
Securities and Exchange Commission.

                          Joseph J. Kearns, Chairman of the Audit Committee
                          Gaetan Bouic, Member of the Audit Committee
                          Ravindranath Santosh Kumar Hazareesing,
                            Member of the Audit Committee
                          Marie Joseph Raymond La Musse,
                            Member of the Audit Committee
                          Fergus Reid, Member of the Audit Committee

                                       17

AUDIT FEES

     The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for the fiscal years ended
December 31, 2004 and 2003 (October 31, 2004 and 2003 for TKF) are set forth below:

                                              2004         2003
                                           ----------   ----------
                APF ....................    $ 57,860     $55,105
                RNE ....................    $ 67,590     $64,375
                MSD ....................    $ 73,000     $69,525
                MSF ....................    $ 93,980     $89,507
                MGB ....................    $ 47,480     $45,217
                MSY ....................    $ 47,050     $44,805
                IIF ....................    $104,370     $99,395
                LDF ....................    $ 67,590     $62,500
                MF .....................    $ 36,230     $34,505
                TTF ....................    $ 36,230     $34,505
                TKF ....................    $ 41,640     $39,655

AUDIT-RELATED FEES

     There were no fees billed by Ernst & Young LLP related to the annual audit of a Fund's financial statements for the fiscal years ended December 31, 2004 and 2003 (October 31, 2004 and 2003 for TKF), except for APF which paid audit-related fees in the amount of $8,000 and $7,500, respectively, for the translation of financial statements for certain foreign regulatory filing requirements.

TAX FEES

     The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended
December 31, 2004 and 2003 (October 31, 2004 and 2003 for TKF) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

                                              2004        2003
                                           ----------  ----------
                APF ....................     $2,700      $2,575
                RNE ....................     $2,700      $2,575
                MSD ....................     $2,700      $2,575
                MSF ....................     $3,350      $3,193
                MGB ....................     $3,350      $3,193
                MSY ....................     $2,700      $2,575
                IIF ....................     $2,700      $2,575
                LDF ....................     $2,700      $2,500
                MF .....................     $2,700      $2,575
                TTF ....................     $2,700      $2,575
                TKF ....................     $2,700      $2,575

ALL OTHER FEES

     There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for each Fund for the fiscal years ended December
31, 2004 and 2003 (October 31, 2004 and 2003 for TKF).

AUDIT COMMITTEE PRE-APPROVAL

     Each Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval
Policy and Procedures requires each Fund's Audit Committee to either

                                       18

generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the
Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the
Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed each of the Funds' fees for the fiscal year ended December 31, 2004 (October 31, 2004 for TKF) were pre-approved by the
Audit Committee.

AGGREGATE NON-AUDIT FEES PAID BY THE MANAGER AND AFFILIATED ENTITIES

     The aggregate fees billed for professional services rendered by Ernst &
Young LLP for all other services provided to the Manager and to any entities controlling, controlled by or under common control with the Manager for the fiscal years ended December 31, 2004 and 2003 amounted to $276,814 and $598,000, respectively. Such services for the 2004 and 2003 fiscal years included: (i)
audit-related fees of $115,000 and $93,000, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the
Processing of Transactions by Service Organizations" and (ii) all other fees of
$161,814 and $505,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

     The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Manager is compatible with maintaining the independence of Ernst & Young LLP.

     Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and the representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before any
Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     A stockholder's proposal intended to be presented at a Fund's Annual
Meeting of Stockholders in 2006 must be received by such Fund on or before
January 19, 2006 in order to be included in the Fund's proxy statement and Proxy
Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund's Annual Meeting of Stockholders in 2006, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 24, 2006 and not later than April
23, 2006, in the manner and form required by that Fund's By-Laws. Each Fund will furnish, without charge, a copy of its By-Laws to any stockholder of such Fund requesting such By-Laws. Requests for a Fund's By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management Inc., 1221
Avenue of the Americas, New York, New York 10020.

                                                  MARY E. MULLIN
                                                  Secretary

Dated: May 19, 2005

     STOCKHOLDERS OF A FUND WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING FOR
THAT FUND AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN
THE ENCLOSED PROXY CARD FOR THE FUND AND RETURN IT IN THE ENCLOSED ENVELOPE. NO
POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       19

                                   PROXY CARD

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                        NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.  WHEN SHARES ARE HELD BY
JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such.
If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                    MORGAN STANLEY EASTERN EUROPE FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                    MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.  WHEN SHARES ARE HELD BY
JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such.
If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.  WHEN SHARES ARE HELD BY
JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such.
If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                   MORGAN STANLEY EMERGING MARKETS FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                   MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY
JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such.
If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                      MORGAN STANLEY HIGH YIELD FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY
JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such.
If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Gaetan Bouic
                                   [  ] Ravindranath Santosh Kumar Hazareesing
[  ] WITHHOLD AUTHORITY
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                     THE LATIN AMERICAN DISCOVERY FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                     THE LATIN AMERICAN DISCOVERY FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                             THE MALAYSIA FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                             THE MALAYSIA FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                               THE THAI FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                               THE THAI FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY
JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such.
If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

                        THE TURKISH INVESTMENT FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE
V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 28,
2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                        THE TURKISH INVESTMENT FUND, INC.

                                  JUNE 21, 2005

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM
Eastern Time on the day before the cut-off or meeting date.
Please detach and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

                         NOMINEES

[  ] FOR ALL NOMINEES              [  ] Joseph J. Kearns
                                   [  ] Michael Nugent
[  ] WITHHOLD AUTHORITY            [  ] Fergus Reid
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s),
------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [  ]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]
--------------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature of Stockholder                         Date:            Signature of Stockholder:                   Date:
                          ------------------            --------                             ---------------         --------


NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.